SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

       Date of Report (date of earliest event reported) September 30, 1998

                        TOUPS TECHNOLOGY LICENISNG, INC.
             (Exact name of registrant as specified in its charter)

         Florida                 000-23897                         59-3462501
State or other jurisdiction     Commission                        (IRS Employer
of incorporation)              File Number)                 Identification No.)

             7887 Bryan Diary Road, Suite 105, Largo, Florida 33777
                    (address of principal executive offices)

Registrant's telephone number, including area code:  (813)-548-0918

ITEM 1            Not applicable

ITEM 2            Acquisition of Brounley Associates, Inc.

                      On September 30, 1998,  the Registrant  acquired  Brounley
                  Associates, Inc. in an exchange of common shares agreement in which the Company issued 900,000 unregistered common shares in exchange for 100% of the issued and outstanding common shares of Brounley. The Company agreed to register 105,000 of the 900,000 common shares issued in the course of the acquisition. The consideration provided in the course of the acquisition was determined based on Brounley's unaudited financial statements for the nine-month period ending August, 1998 and anticipated revenues and earnings for the twelve month period between Jan - Dec, 1999. There is no relationship between the Company and any principal, employee or associate of Brounley.

                      The  Company  does  not  intend  to  liquidate  any of the equipment acquired but intends to continue Brounley's business purpose.

                      Brounley  was formed  February  23,  1994 to engage in the design and manufacture of Radio Frequency (RF) and related circuits, particularly in the field of solid state power generation. Brounley's integrated and modular design concepts competitively differentiate their product line of high powered RF generators in small packages. Subsequently, Brounley added production facilities to build a new line of generators for Lasers and for the Plasma Etching & Sputtering industry. In addition to Integrated RF Generators, Brounley offers clients a full range of services from an original design to a final product, including: Transmitters: AM, FM, SSB, Switching, Pulsed; Filters; Switching Regulators, Modulators, Power Factor Correction; VSWR Characterization of Power Amplifiers and Protection; TTL Logic Control Circuits; Crystal, LC
                  Oscillators  and  VCO's;   Frequency   Multipliers;   Receiver
                  Designs.

                      Prior to the acquisition by Toups  Technology,  Brounley's was a closely-held private corporation owned by four persons. Mr. Herold was paid a commission in the form of shares the Company's shares by the principals of Brounley's for acting as a finder and facilitator to the transaction.

                      The  five   principals   of   Brounley   to  receive   the
                  Registrant's unregistered common shares as a result of the acquisition are reflected below. Prior to the transaction, none of the following were associated with the Company nor were any associated with an officer, director, affiliate or 5% shareholders.

                      Individual    Number of Shares Received

                      Gary R. Eschenroeder                        461,700
                      Richard W. Brounley                         222,300
                      Robert W. Brounley                           85,500
                      Lynn M. Dort                                 85,500
                      Chuck D. Herold                              45,000
                                                                   ------
                      Total unregistered
                     shares issued to acquire Brounley            900,000
                                                                  =======

Item 3            Not applicable.

Item 4            Not applicable.

Item 5            Not applicable

Item 6            Not applicable

Item 7            Financial Statements

                      The Company's  independent auditor's estimate it will take approximately forty-five days to complete financial statements required to be a part of this Form 8-k. In the interim, attached are the unaudited Pro Forma Consolidated financial statements for the six moth period ended June 30, 1998 which give effect to the acquisition of Brounley which was effective September 30, 1998. The Company intends to file required financial statements by amendment hereon as soon as practicable but no later than 60 days after the date this Form 8-k is filed.

Item 8            Not applicable.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Toups Technology Licensing, Inc.
                                  (Registrant)



Date:    September 30, 1998      Leon H. Toups, President
                                 ------------------------
                                   (Signature)




                        Toups Technology Licensing, Inc.

                             PRO FORMA BALANCE SHEET
                            June 30, 1998 (Unaudited)

                                                   (Unaudited)
                                                     June 30
                                                      1998

Assets:
   Cash                                             $  297,193
   Accounts Receivable, net of allowance
     for doubtful accounts of $5,000                   231,582
   Notes Receivable                                     32,000
   Inventory, at cost                                  264,151
   Prepaid expenses-other                                4,307
   Prepaid royalty expenses                             71,000
   Deferred charges                                          -
   Property and equipment, net of
     accumulated depreciation of $87,840               258,056
                                             -----------------

         Total Assets                               $1,158,288
                                             =================

Liabilities:
   Accounts Payable and accrued liabilities            192,635
   Deposits                                             14,250
   Notes Payable                                        84,320
   Capital Lease Obligation                            188,473
                                             -----------------

         Total Liabilities                         $   479,679
                                             -----------------

Stockholders' equity:

   Common Stock                                         12,077
   Additional paid-in capital                        1,152,225
   Retained Earnings                                   (40,423)
   Deficit accumulated during development stage       (445,270)
                                              -----------------

         Total Stockholders' equity                 $   678,609
                                              -----------------

         Total liabilities and                      $ 1,158,288
          stockholders' equity                =================





              Pro Forma Consolidated Unaudited Financial Statement



                        Toups Technology Licensing, Inc.
                        PRO FORMA STATEMENT OF OPERATIONS
            For the six-month period ended June 30, 1998 (Unaudited)

                                           (Unaudited)
                                            Six-month
                                           Period ended
                                              June 30,
                                                1998

Sales                                       $  869,427

Cost of Goods Sold                             527,015

Gross Profit                                   342,412

Expenses:
Salaries                                       293,626
Consulting fees                                158,143
Other operating costs                          444,358
                                    ------------------

Total expenses                                 896,127

Net Operating Loss                           (553,715)

Other Income:
Interest Income                                  2,937

Net loss                                 $    (550,778)
                                        ===============

Weighted average number of
shares outstanding                           16,495,454

Net loss per share                      $        0.0334
                                        ===============




              Pro Forma Consolidated Unaudited Financial Statement